UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2006

MasterCard Incorporated

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50250 (Commission File Number)	13-4172551 (IRS Employer Identification No.)

2000 Purchase Street Purchase, New York (Address of principal executive offices)		10577 (Zip Code)

(914) 249-2000 (Registrant’s telephone number, including area code)

NOT APPLICABLE (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 16, 2006, MasterCard Incorporated commenced the distribution to its shareholders of two letters, each dated February 16, 2006, one from Baldomero Falcones, Chairman, and one from Robert W. Selander, President and Chief Executive Officer. The two letters are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 99.1	Letter to Shareholders from Baldomero Falcones, Chairman of MasterCard Incorporated, dated February 16, 2006.

Exhibit 99.2	Letter to Shareholders from Robert W. Selander, President and Chief Executive Officer of MasterCard Incorporated, dated February 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date: February 16, 2006	BY	/s/ Noah J. Hanft
Noah J. Hanft General Counsel And Secretary